FIXED INCOME FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

FIXED INCOME FUNDS

SUPPLEMENT DATED APRIL 2, 2012 TO

PROSPECTUS DATED JULY 31, 2011

The following replaces the paragraph under MANAGEMENT — Investment Adviser and Portfolio Manager on page 29 of the Prospectus:

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Ultra-Short Fixed Income Fund. Carol H. Sullivan, Senior Vice President of Northern Trust Investments, Inc., and Christi Fletcher, Vice President of Northern Trust Investments, Inc., have been managers of the Fund since May 2009 and April 2012, respectively.

The following replaces the eighth paragraph under FUND MANAGEMENT on page 38 of the Prospectus:

The managers for the Ultra-Short Fixed Income Fund are Carol H. Sullivan and Christi Fletcher. Ms. Sullivan has been manager of the Fund since May 2009. See the Tax-Advantaged Ultra-Short Fixed Income Fund above for additional information about Ms. Sullivan. Ms. Fletcher is a Vice President of Northern Trust Investments, Inc. and has been manager of the Fund since April 2012. Ms. Fletcher joined Northern Trust Investments, Inc. in 2010. From 2004 to 2010, Ms. Fletcher worked as a portfolio manager and credit analyst at SGI/Rydex Investments.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	FIX SPT (04/12)

NORTHERN FUNDS PROSPECTUS

NORTHERN FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Supplement dated April 2, 2012 to Statement of Additional Information dated July 31, 2011

1.	The disclosure as to the portfolio managers of the Ultra-Short Fixed Income Fund in the table under the section entitled “PORTFOLIO MANAGERS” beginning on page 89 is replaced with the following disclosure:

Fund	Portfolio Manager(s)
Ultra-Short Fixed Income Fund	Carol Sullivan and Christi Fletcher

2.	The following information is added under the section entitled “PORTFOLIO MANAGERS–Accounts Managed by the Portfolio Managers” beginning on page 90:

The table below discloses the accounts within each type of category listed below for which Christi Fletcher was jointly and primarily responsible for day-to-day portfolio management as of February 29, 2012.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

3.	The following information, as of March 31, 2012, is added under the section entitled “PORTFOLIO MANAGERS-Disclosure of Securities Ownership” on page 99:

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Christi Fletcher	Ultra-Short Fixed Income Fund	$0

4.	Effective March 31, 2012, Scott B. Warner is no longer a portfolio manager of the Ultra-Short Fixed Income Fund. All references to Mr. Warner in the Statement of Additional Information are hereby deleted.